Financial and Other Liabilities	12 Months Ended
Dec. 31, 2025
Disclosure of Other Liabilities [Abstract]
Financial and Other Liabilities
25. Provisions

(CAD$ in millions)	2025	2024
At December 31	$2,585	$2,626
Less current portion of provisions	(245)	(187)
Non-current provisions	$2,340	$2,439

The following table summarizes the movements in provisions for the year ended December 31, 2025:

(CAD$ in millions)	Decommissioning and Restoration Provisions	Other Provisions	Total
At January 1, 2025	$2,328	$298	$2,626
Settled during the year	(106)	(37)	(143)
Change in discount rate	26	3	29
Change in amount and timing of cash flows	(56)	51	(5)
Accretion	147	7	154
Changes in foreign exchange rates	(65)	(11)	(76)
At December 31, 2025	$2,274	$311	$2,585
Less current portion of provisions	(199)	(46)	(245)
Non-current provisions	$2,075	$265	$2,340

Decommissioning and Restoration Provisions

The decommissioning and restoration provisions represent the present value of estimated costs for required future decommissioning and other site restoration activities. These activities include removal of site structures and infrastructure, recontouring and revegetation of previously mined areas and the management of water and water quality in and around each closed site. The majority of the decommissioning and site restoration expenditures occur near the end of, or after, the life of the related operation.

After the end of the life of certain operations, water quality management costs may extend for periods in excess of 100 years. Our provision for these expenditures was $601 million as at December 31, 2025 (2024 – $568 million).

In 2025, the decommissioning and restoration provisions were calculated using nominal discount rates between 6.14% and 7.09% (2024 – 6.33% and 7.03%). We also used an inflation rate of 2.00% (2024 – 2.00%) over the long term in our cash flow estimates. Total decommissioning and restoration provisions include $578 million (2024 – $459 million) in respect of closed operations.

During the fourth quarter of 2025, our decommissioning and restoration provisions increased by $163 million compared to the third quarter of 2025. The increase in decommissioning and restoration provisions was due to an increase of $121 million in reclamation cash flows, primarily related to updated cost estimates at our closed operations and an increase of $42 million associated with a decrease in the rates used to discount decommissioning and restoration provisions.
26. Financial and Other Liabilities

(CAD$ in millions)	December 31, 2025	December 31, 2024
Long-term portion of derivative liabilities (current portion – $30 (2024 – $23) Note 19)	$21	$24
Codelco preferential dividend liability (Note 11(a))	402	548
QB variable consideration to IMSA (current portion – $62 (2024 – $72) Note 11(a) and Note 19)	—	60
Downstream pipeline take-or-pay toll commitment (current portion – $33 (2024 – $32) Note 19)	254	285
Other liabilities	163	182
	$840	$1,099